Exhibit 10.3c

EXECUTION VERSION

AMENDMENT NO. 4 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 4 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 12, 2009 (this “Amendment”), by and among STEEL DYNAMICS, INC., an Indiana corporation (the “Borrower”), the banks, financial institutions and other lenders listed on the signature pages hereof, NATIONAL CITY BANK (“National City”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as co-administrative agents and NATIONAL CITY, as paying agent (“Paying Agent”).

PRELIMINARY STATEMENTS:

(1)   The Borrower, the lenders listed on the signature pages thereto, National City, as collateral agent (the “Collateral Agent”), National City and Wells Fargo, as co-administrative agents, National City as paying agent, Bank of America, N.A. (“Bank of America”), General Electric Capital Corporation, Fifth Third Bank and BMO Capital Markets Financing, Inc., as Documentation Agents, Bank of America and National City, as syndication agents, and BAS and National City, as joint lead arrangers are parties to that certain Amended and Restated Credit Agreement dated as of June 19, 2007, as amended by Amendment No. 1 dated as of July 11, 2007, as further amended by Amendment No. 2 dated as of September 11, 2007 and as further amended by Amendment No. 3 dated as of March 31, 2008 (as supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)   The Borrower has requested that the Required Lenders amend the Credit Agreement in certain respects, and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.       Amendments to the Credit Agreement.  Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows

(a)   Section 1.01 is hereby amended by (i) deleting the definition of “Applicable Term A Margin” appearing therein and (ii) inserting therein in proper alphabetical order the following defined terms:

“ “Amendment No. 4” means that certain Amendment No. 4 to this Agreement dated as of June 12, 2009 by and among the Borrower, National City, Wells Fargo and the Lenders listed on the signature pages thereto.

“Amendment No. 4 Effective Date” means the date on which the conditions to effectiveness set forth in Section 2 of Amendment No 4 have been satisfied.

“Borrowing Base” means the aggregate of (a) 85% of the book value of accounts receivables that constitute Collateral and (b) 65% of the book value of inventory that constitutes Collateral.

“Borrowing Base Obligations” means the sum of (a) the aggregate principal amount of outstandings under the Revolving Credit Facility and the Term A Facility at such time (including outstanding Letters of Credit and Swing Line Advances) plus (b) the aggregate amount of obligations outstanding under Secured Cash Management Agreements at such time plus (c) the aggregate Agreement Value of all Secured Hedge Agreements at such time.

“First Lien Debt/Consolidated EBITDA Ratio” means at any date of determination, the ratio of Consolidated Debt for Borrowed Money of the Borrower and its Subsidiaries that is secured by a security interest (which security interest is not expressly made subordinate and second to the Liens securing the Obligations pursuant to an intercreditor agreement on terms reasonably satisfactory to the Administrative Agent) on any real or personal property of the Borrower and its Subsidiaries as at such date of determination to Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently ended fiscal quarter of the Borrower for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, and the immediately preceding three fiscal quarters.”

(b)   The definition of Applicable Margin appearing in Section 1.01 is hereby amended by deleting the first paragraph contained therein and substituting in lieu thereof the following:

“ “Applicable Margin” means, in respect of the Revolving Credit Facility and the Term A Advances, a percentage per annum determined by reference to the Total Debt/Consolidated EBITDA Ratio as set forth below:

“Total Debt/Consolidated EBITDA Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I < than 5.0 : 1.0	1.00%	3.00%
Level II > 5.0 : 1.0, but < than 7.5 : 1.0	1.25%	3.25%
Level III > 7.5 : 1.0	1.50%	3.50%”

(c)   The definition of Applicable Percentage contained in Section 1.01 is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“ “Applicable Percentage” means at all times, 0.50% per annum”

(d)   The definition of Net Cash Proceeds contained in Section 1.01 is hereby amended and restated in its entirety to read as follows:

“Net Cash Proceeds” means (a) with respect to any Extraordinary Receipt, the aggregate amount of cash and Cash Equivalents received in connection therewith and (b) with respect to the incurrence or issuance of any Debt, the excess of (x) the sum of the cash and Cash Equivalents received in connection with such incurrence or issuance of Debt less (y) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket fees and expenses incurred the Borrower or its Subsidiaries in connection with such incurrence or issuance of Debt to the extent such amounts were not deducted in determining the amount referred to in clause (x).

(e)   Section 2.06(b) is hereby amended by (i) inserting the following new clause (v) therein and (ii) renumbering the existing clauses (v) and (vi) accordingly:

“(v)      No later than the fifth Business Day following the incurrence or issuance by the Borrower or any of its Subsidiaries of any Debt (other than any Debt permitted to be incurred or issued pursuant to clauses (i)(A), (i)(B), (ii)(A), (ii)(C) and (iii)(A) of Section 5.02(b)), if as of the date of such incurrence, before or after giving effect thereto, or as of such fifth Business Day, the Total Debt/Consolidated EBITDA Ratio is greater than 5.00:1.00, then the Borrower shall prepay an aggregate principal amount of Revolving Credit Advances equal to 100% of all Net Cash Proceeds received therefrom by the Borrower or its Subsidiaries.”

(f)    Section 2.06(b)(iv) is hereby amended and restated in its entirety to read as follows:

“(iv)     If at any time the Borrowing Base Obligations exceed the Borrowing Base at such time, then the Borrower shall immediately prepay such excess first by prepaying the Revolving Credit Facility as set forth in clause (v) below and second by prepaying the Term A Advances (which prepayments of Term A Advances shall be applied to the remaining principal repayment installments of the Term A Facility on a pro rata basis).”

(g)   Section 2.06(b)(v) is hereby amended by (i) deleting the “or” appearing immediately before each reference to clause (iv) contained therein and substituting in lieu thereof a comma and (ii) inserting “or (v)” immediately after each reference to clause (iv) contained therein.

(h)   Section 3.02(a)(iii) is hereby amended and restated in its entirety to read as follows:

“(iii)     after giving effect to such Borrowing or issuance or renewal, the Borrowing Base Obligations at such time will not exceed the Borrowing Base at such time;”

(i)    Section 5.02(o) is hereby amended and restated in its entirety to read as follows:

“(o)      The Borrower shall not permit the Borrowing Base Obligations at any time to exceed the Borrowing Base at such time.”

(j)    Section 5.03(d) is hereby amended and restated in its entirety to read as follows:

“(d)         Monthly Certificate.  Within 15 days after the end of each month, a certificate of a Financial Officer of the Borrower, in form and substance satisfactory to the Joint Lead Arrangers and the Administrative Agents, demonstrating that the Borrowing Base at such time exceeds Borrowing Base Obligations at such time.”

(k)   Section 5.04 is hereby amended and restated in its entirety to read as follows:

“Section 5.04.  Financial Covenants.  So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

(a)           Total Debt to Consolidated EBITDA Ratio.  Maintain through the end of the four fiscal quarter period ended March 31, 2009 and beginning again with the period of four fiscal quarters ending December 31, 2010 and at all times thereafter, a Total Debt/Consolidated EBITDA Ratio of not more than 5.00 : 1.00.

(b)           First Lien Debt to Consolidated EBITDA Ratio.  Maintain a First Lien Debt/Consolidated EBITDA Ratio at all times during each period of four fiscal quarters ending on a date set forth below that is not more than the ratio set forth below for such period:

Four Fiscal Quarters Ending	First Lien Debt/Consolidated EBITDA Ratio
April 1, 2009 through and including the fiscal quarter ending September 30, 2010	2.50 : 1.00
December 31, 2010 and thereafter	3.00 : 1.00

(c)           Interest Coverage Ratio.  Maintain an Interest Coverage Ratio as of the end of each period of four fiscal quarters ending on a date set forth below that is not less than the ratio set forth below opposite such fiscal period:

Four Fiscal Quarters Ending	Interest Coverage Ratio
June 30, 2009 through and including the fiscal quarter ending on December 31, 2009	1.25 : 1.00
March 31, 2010 through and including the fiscal quarter ending June 30, 2010	2.00 : 1.00
September 30, 2010 and thereafter	2.50 : 1.00

SECTION 2.       Conditions to Effectiveness of Amendments.  This Amendment and the amendments to the Credit Agreement set forth herein shall become effective on the date when each of the conditions set forth in this Section 2 shall have been satisfied:

(a)   Execution of Counterparts.  The Paying Agent shall have received counterparts of (i) this Amendment executed by (A) the Borrower and (B) the Required Lenders and (ii) the consent attached hereto (the “Consent”) executed by each Guarantor.

(b)   Payment of Fees and Expenses.  The Borrower shall have paid:

(i)           to each Lender executing this Amendment on or before 12:00 p.m. Eastern Standard Time on June 12, 2009 a fee equal to 0.25% of the of the aggregate principal amount of outstanding Term A Advances owing to (immediately prior to giving effect to the prepayment of Term A Advances referred to in clause (d) below), and the Revolving Credit Commitments of, each such Lender

(ii)        to Banc of America Securities LLC (the “Lead Arranger”) for its own account such fees as have been separately agreed in writing between the Borrower and the Lead Arranger,

(iii)       all costs and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Lead Arranger, Bank of America, as Syndication Agent, and National City, as Co-Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment, in each case for which the invoice for such fees and expenses shall have been presented to the Borrower.

(c)   Legal Opinions.  The Paying Agent and the Lead Arranger shall have received favorable opinions of Barrett & McNagny, LLP and Greenberg Traurig, LLP, counsel for the Loan Parties, addressed to the Lead Arranger, the Administrative Agents and the Lenders party hereto, as to such matters as the Administrative Agents or the Lead Arranger may reasonably request.

(d)   Prepayment of Term A Advances.  The Borrower shall have prepaid the Term A Advances in full, together with accrued and unpaid interest thereon; provided that no more than $150,000,000 of proceeds under the Revolving Credit Facility may be used in connection with such prepayment.

SECTION 3.       Novation of Commitments.  Effective as of the date hereof, ABN AMRO Bank, N.V. wishes to and does hereby transfer by novation to RBS Citizens, N.A., and RBS Citizens, N.A. wishes to and does hereby accept the transfer by novation of, all the rights, liabilities, duties and obligations of ABN AMRO Bank, N.V. under and in respect of the Loan Documents, including the Commitments of, and the Advances owing to, ABN AMRO Bank, N.V..  Borrower wishes to and does hereby accept this novation.

SECTION 4.       Representations and Warranties.  In order to induce the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, the following statements are true and correct:  (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct on the and as of the date of this Amendment as if made on the date of this Amendment and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default has occurred and is continuing.

SECTION 5.       Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)   On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)   The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment).

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Paying Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 6.       Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.       Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STEEL DYNAMICS, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer

[Amendment No. 4]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ David McCauley
	Name:	David McCauley
	Title:	Senior Vice President

[Amendment No. 4]

NATIONAL CITY BANK,
as Administrative Agent

By:	/s/ David G. McNeely
	Name:	David G. McNeely
	Title:	Senior Vice President

NATIONAL CITY BANK,
as a Lender

By:	/s/ David G. McNeely
	Name:	David G. McNeely
	Title:	Senior Vice President

[Amendment No. 4]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Rosalie P. Hawley
	Name:	Rosalie P. Hawley
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Rosalie P. Hawley
	Name:	Rosalie P. Hawley
	Title:	Vice President

[Amendment No. 4]

ABN AMRO BANK N.V.,
as a Lender

By:	/s/ Scott Donaldson
	Name:	Scott Donaldson
	Title:	Director

By:	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Vice President

[Amendment No. 4]

ABN AMRO BANK, as a Lender

By:
Name:Scott Donaldson
Title:Director

By:
Name:Todd Vaubel
Title:Vice President

Ascension Loan Vehicle LLC, as a Lender

By:
Name: Melissa James
Title:Vice President

BMO Capital Markets Financing, as a Lender

By:
Name:Thad Rasche
Title:Director

CHANG HWA Commercial Bank LTD. Los Angeles Branch, as a Lender

By:
Name:Beverley Chen
Title:VP & General Manager

Citibank N.A., as a Lender

By:
Name: Raymond G. Dunning
Title: Vice President

Export Development Canada, as a Lender

By:
Name:Matthew Devine
Title:Asset Manager

By:
Name: Shawn Cusick
Title: Loan Portfolio Manager

Firth Third Bank , as a Lender

By:
Name:David O’Neal
Title:Vice President

First Merit Bank, N.A. , as a Lender

By:
Name:Robert G. Morlan
Title:Senior Vice President

Goldman Sachs Credit Partners, L.P., as a Lender

By:
Name:John Makrinos
Title:Authorized Signatory

Hua Han Commerical Bank Ltd. New York Agency, as a Lender

By:
Name:Henry Hsieh
Title:Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:Stacey Haimes
Title:Executive Director

Keybank National Association, as a Lender

By:
Name:Suzannah Harris
Title:Vice President

Mizuho Corporate Bank (USA), as a Lender

By:
Name:Bertram Tang
Title:Senior Vice President & Team

Morgan Stanley Bank, N.A., as a Lender

By:
Name:James E. Boneffo
Title:Authorized Signatory

Morgan Stanley Senior Funding, Inc. as a Lender

By:
Name:Stephen B King
Title:Vice President

The Norinchunkin Bank New York Branch as a Lender

By:
Name:Noritsugi Sato
Title:General Manager

The Northern Trust Company. as a Lender

By:
Name:Phillip McCaulay
Title:Vice President

PNC Bank National Association. as a Lender

By:
Name:David B Gookin
Title:Senior Vice President

Raymond James Bank FSB as a Lender

By:
Name:Joseph A Ciccolini
Title:VP - Senior Corporate Banker

RBS Citizens, N.A. ,as a Lender

By:
Name:Andre A. Nazareth
Title:Senior Vice President

Scotiabanc Inc.. as a Lender

By:
Name:J.F. Todd
Title:Managing Director

Sun Trust Bank . as a Lender

By:
Name:Baerbel Freudenthaler
Title:Vice President

TD Bank, N.A. (fka TD Banknorth) as a Lender

By:
Name:J.R. Riley
Title:Managing Director

Taipei Fubon Commercial Bank Los Angeles Branch. as a Lender

By:
Name:Sophia Jing
Title:FVP & GM

Union Bank of California. as a Lender

By:
Name:Christopher Freeman
Title:Vice President

US Bank National Association. as a Lender

By:
Name:John Eyerman
Title:Portfolio Manager

CONSENT

Dated as of June 12, 2009

Each of the undersigned, as Guarantor under the Amended and Restated Subsidiary Guaranty and Grantor under the Amended and Restated Security Agreement (as amended by the Amendment No. 3 to the Credit Agreement and Amendment No. 1 to the Security Agreement dated as of the March 31, 2008), for the benefit of the Paying Agent and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Amended and Restated Subsidiary Guaranty and Amended and Restated Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Amended and Restated Subsidiary Guaranty and Amended and Restated Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York

[signature pages to follow]

[Amendment No. 4]

SDI INVESTMENT COMPANY

By	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: President

NEW MILLENNIUM BUILDING SYSTEMS, LLC

By:	STEEL DYNAMICS, INC., its sole member

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

STEEL DYNAMICS SALES NORTH AMERICA, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

JOHN W. HANCOCK, JR., LLC

By:	ROANOKE ELECTRIC STEEL CORPORATION, MANAGER AND SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

NEW MILLENNIUM BUILDING SYSTEMS, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SOCAR OF OHIO, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

[Amendment No. 4]

STEEL OF WEST VIRGINIA, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SWVA, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

MARSHALL STEEL, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

STEEL VENTURES, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SHREDDED PRODUCTS II, LLC

By:	STEEL DYNAMICS, INC., MANAGER AND SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

THE TECHS INDUSTRIES, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

ADMETCO, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

[Amendment No. 4]

AUBURN INVESTMENT COMPANY, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

CAPITOL CITY METALS, LLC

By:	OMNISOURCE INDIANAPOLIS, SOLE MEMBER

BY:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

GLOBAL SHREDDING TECHNOLOGIES, LTD., LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

INDUSTRIAL SCRAP CORPORATION

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

INDUSTRIAL SCRAP, LLC

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

JACKSON IRON & METAL COMPANY, INC.

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

[Amendment No. 4]

LUCKY STRIKE METALS, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

MICHIGAN PROPERTIES ECORSE, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE BAY CITY, LLC

By:	JACKSON IRON & METAL COMPANY, INC., SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE ATHENS DIVISION, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE CORPORATION

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE INDIANAPOLIS, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

[Amendment No. 4]

OMNISOURCE MEXICO, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE TRANSPORT, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

OMNISOURCE, LLC

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

RECOVERY TECHNOLOGIES, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SCIENTIFIC RECYCLING GROUP, LLC

By:	OMNISOURCE CORPORATION, SOLE MEMBER

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

SUPERIOR ALUMINUM ALLOYS, LLC

By:	/s/ Theresa E. Wagler
Name: Theresa E. Wagler
Title: Vice President

[Amendment No. 4]

OMNISOURCE SOUTHEAST, LLC

By:	/s/ Theresa E. Wagler
Theresa E. Wagler, Vice President

COHEN & GREEN SALVAGE CO., INC.

By:	/s/ Theresa E. Wagler
Theresa E. Wagler, Vice President

LUMBERTON RECYCLING COMPANY, INC.

By:	/s/ Theresa E. Wagler
Theresa E. Wagler, Vice President

RAEFORD SALVAGE COMPANY, INC.

By:	/s/ Theresa E. Wagler
Theresa E. Wagler, Vice President

CAROLINAS RECYCLING GROUP, LLC

BY:	OMNISOURCE SOUTHEAST, LLC, MANAGER AND SOLE MEMBER

By:	/s/ Theresa E. Wagler
Theresa E. Wagler, Vice President

ATLANTIC SCRAP AND PROCESSING-WILMINGTON, LLC

BY:	OMNISOURCE SOUTHEAST, LLC, MANAGER AND SOLE MEMBER

By:	/s/ Theresa E. Wagler
Theresa E. Wagler, Vice President

[Amendment No. 4]